UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  January 26, 2023
 _____________________

NVN Liquidation, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware (State or other jurisdiction of incorporation)

001-37880 (Commission File Number)

20-4427682 (IRS Employer Identification No.)

P.O. Box 64, Pittsboro, North Carolina 27312
(Address of principal executive offices) (Zip Code)

(919) 485-8080
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
 _____________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class: Common Stock, $0.0001 par value
Trading Symbol(s): NOVNQ
Name of Each Exchange on Which Registered: NONE
     (1) The registrant's common stock was previously traded on the Nasdaq Capital Market under the symbol "NOVN." On
July 26, 2023, the registrant's common stock began trading exclusively on the over-the-counter ("OTC") market under the symbol "NOVNQ." On September 8, 2023, Nasdaq filed a Form 25 with the United States Securities and Exchange Commission to complete the delisting of the registrant's common stock from Nasdaq, and the delisting became effective ten days after the Form 25 was filed.

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
     Emerging growth company []

     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []



Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on July 17, 2023, NVN Liquidation, Inc., f/k/a Novan, Inc. (the "Company") and its wholly owned subsidiary, EPI Health, LLC ("EPI Health" and together with the Company, the "Debtors") filed voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the
 District of Delaware (the "Bankruptcy Court"). The case is being administered under the caption In re: NVN Liquidation, Inc., et al, f/k/a Novan, Inc., Case No. 23-10937 (the "Chapter 11 Case").

After a hearing held in front of the Bankruptcy Court on January 25, 2024, the Bankruptcy Court entered an order on January 26, 2024 confirming the Amended Combined Disclosure Statement and Plan of Liquidation Proposed by
 the Debtors, dated January 26, 2024 (as amended, modified, or supplemented from time to time, the "Plan"). The Plan, as confirmed by the Bankruptcy
Court, contemplates, among other things, the appointment of a liquidating trustee and an orderly wind-down and liquidation of the Debtors' assets.
In accordance with the Plan, on the effective date of the Plan, all outstanding equity interests of the Company will be canceled, extinguished and discharged and will be of no further force or effect pursuant to the Plan, and holders of such equity interests will not receive or retain any property on account of such interests. The Plan remains subject to certain conditions precedent before becoming effective, and the Debtors anticipate that the Plan will become effective in mid-February 2024.

The foregoing description of the Plan is a summary thereof and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan. A copy of the confirmed Plan (court docket #0565) and its confirmation order (court docket #0568) can be accessed for free at https://www.kccllc.net/novan and are incorporated herein by reference into this Item 1.03.

Item 3.03 Material Modifications to the Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.


Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, "forward-looking statements." In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects,"
"plans," "intends," "may," "could," "might," "will," "should,"
"approximately" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities
 Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company's
Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.






SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NVN Liquidation, Inc.


Date: January 30, 2023



By:

/s/ Paula Brown Stafford


Paula Brown Stafford


Chairman, President and Chief Executive Officer